VOYA GOLDENSELECT GENESIS I®

VOYA GOLDENSELECT GENESIS FLEX®

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

issued by

Voya Insurance and Annuity Company

and its

Separate Account A

Supplement Dated May 13, 2016

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

UNCLAIMED PROPERTY

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Policy owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing at P.O. Box 9271, Des Moines, IA 50306-9271 or by calling (800) 366-0066.

CYBER SECURITY

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy that result from cyber-attacks or information security breaches in the future.

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ORDER PROCESSING

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

SAME SEX MARRIAGES

The policy provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the policy’s death benefit and any joint-life coverage under a living benefit. All policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Please consult your tax and/or legal adviser for further information about this subject.

IMPORTANT INFORMATION ABOUT THE INVESTMENT PORTFOLIOS, OR FUNDS, AVAILABLE THROUGH THE POLICIES

The following chart lists the mutual funds that are currently available through the subaccounts of Separate Account A, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus and Statement of Additional Information for each fund. If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating policy value to the subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Global Equity Portfolio (Class S)[1] Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.
Voya Government Liquid Assets Portfolio (Class S)[2] Investment Adviser: Directed Services LLC Subadvisers: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.
Voya High Yield Portfolio (Class S) Investment Adviser: Directed Services LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Intermediate Bond Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Large Cap Growth Portfolio (Class S Investment Adviser: Directed Services LLC Subadvisers: Voya Investment Management Co. LLC	Seeks long-term capital growth.
Voya Large Cap Value Portfolio (Class S Investment Adviser: Directed Services LLC Subadvisers: Voya Investment Management Co. LLC	Seeks long-term growth of capital and current income.
Voya Limited Maturity Bond Portfolio (Class S) Investment Adviser: Directed Services LLC Subadvisers: Voya Investment Management Co. LLC

Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Voya MidCap Opportunities Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.
Voya RussellTM Large Cap Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.
Voya RussellTM Mid Cap Growth Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.
VY® Clarion Real Estate Portfolio Investment Adviser: Directed Services LLC Subadviser: CBRE Clarion Securities LLC	Seeks total return including capital appreciation and current income.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
VY® Invesco Equity and Income Portfolio (Class S Investment Adviser: Directed Services LLC Subadvisers: Invesco Advisers, Inc.	Seeks total return, consisting of long-term capital appreciation and current income.
VY® Invesco Growth and Income Portfolio (Class S) Investment Adviser: Directed Services LLC Subadvisers: Invesco Advisers, Inc.	Seeks long-term growth of capital and income.
VY® JPMorgan Emerging Markets Equity Portfolio (Class S) Investment Adviser: Directed Services LLC Subadvisers: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.
VY® T. Rowe Price Capital Appreciation Portfolio (Class S) Investment Adviser: Directed Services LLC Subadvisers: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.
VY® T. Rowe Price Equity Income Portfolio (Class S) Investment Adviser: Directed Services LLC Subadvisers: T. Rowe Price Associates, Inc.	Seeks a high level of dividend income as well as long-term growth of capital through investments in stocks.
VY® Templeton Global Growth Portfolio (Class S) Investment Adviser: Directed Services LLC Subadviser: Templeton Global Advisors Limited	Seeks capital appreciation. Current income is only an incidental consideration.

1     Prior to May 1, 2016, this fund was known as the Voya Global Value Advantage Portfolio.

2       Prior to May 1, 2016, this fund was known as the Voya Liquid Assets Portfolio.

3       FMR is a registered service mark of Fidelity Management & Research Company. Used with permission.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271

(800) 366-0066

If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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